UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2006

GTSI Corp.

Incorporated in Delaware

Commission File No. 0-19394

I.R.S. Employer Identification No. 54-1248422

3901 Stonecroft Boulevard

Chantilly, Virginia  20151-1010

(703) 502-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K that was filed by GTSI Corp. (the “Company”) on March 16, 2006, reporting, among other disclosures, the Company’s entry into a Forbearance Agreement. The purpose of this Form 8-K/A is to correct certain printing errors contained in Section 8.21, page 10, of the Forbearance Agreement filed on March 16, 2006. The only portion of Current Report on Form 8-K filed, on March 16, 2006, that is being amended is Exhibit 99.1 under Item 9.01 filed thereunder.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(a)  None.

(b)  None.

(c) Exhibits.

99.1         Forbearance Agreement in Regards to Credit Facilities Agreement dated as of February 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GTSI Corp.

By:	/s/ Thomas A. Mutryn
Thomas A. Mutryn
Senior Vice President and CFO

Date: March 17, 2006